                                                                  EX.99.906 CERT

Exhibit (b)

                            CERTIFICATION PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT


     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of the Hilliard-Lyons Government Fund, Inc. (the "Company") does hereby certify, to such officer's knowledge, that the Company's report on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of
Section 13(a) and 15(d), as applicable of the Securities Exchange Act of 1934, as amended and that the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Date: April 26, 2004

                                        /s/: Joseph C. Curry, Jr.
                                        --------------------------------------
                                        Joseph C. Curry, Jr.
                                        President
                                        (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. This certification shall not be deemed as filed by the Company for purposes of the Securities Exchange Act of 1934.

                                                                  EX.99.906 CERT

Exhibit (b)

                            CERTIFICATION PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT


     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of the Hilliard-Lyons Government Fund, Inc. (the "Company") does hereby certify, to such officer's knowledge, that the Company's report on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of
Section 13(a) and 15(d), as applicable of the Securities Exchange Act of 1934, as amended and that the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Date: April 26, 2004

                                        /s/: Dianna P. Wengler
                                        --------------------------------------
                                        Dianna P. Wengler
                                        Vice President and Treasurer
                                        (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. This certification shall not be deemed as filed by the Company for purposes of the Securities Exchange Act of 1934.